UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2024

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction)	(Commission)	(I.R.S. Employer)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On November 19, 2024, the Audit Committee of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) approved the dismissal of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Baker Tilly on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. The audit report of Baker Tilly on the effectiveness of internal control over financial reporting as of June 30, 2023 indicated that the Company did not maintain effective internal control over financial reporting as of June 30, 2023, because of the effect of the material weakness, described below.

During fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through November 19, 2024, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years. In addition, during the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through November 19, 2024, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting, as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, filed with the U.S Securities and Exchange Commission (“SEC”) on August 29, 2023, related to (i) ineffective design and maintenance of effective information technology general controls in the areas of user access, and segregation of duties for one of the information technology systems that supports the Company’s financial reporting over inventory (work in process and finished goods) in costing; and (ii) failure to identify and test controls to ensure the reliability of the costing of inventory (work in process and finished goods). The Company remediated the material weakness as of June 30, 2024, as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, filed with the SEC on August 23, 2024. The Company and the Audit Committee have discussed the reportable event described above with Baker Tilly and have authorized Baker Tilly to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

The Company has provided Baker Tilly with a copy of this Current Report on Form 8-K and requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Baker Tilly’s letter, dated November 25, 2024, is attached hereto as Exhibit 16.1.

Appointment of New Independent Registered Public Accounting Firm

Effective as of November 19, 2024, the Audit Committee of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) approved the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, subject to Deloitte’s completion of its standard client acceptance procedures.

During the two fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through November 19, 2024, other than the consultations discussed in the paragraph immediately below, neither the Company nor anyone acting on its behalf has consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K of Securities and Exchange Act of 1934, as amended, and the related instructions thereof; or (iii) a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

In May 2022, the Company engaged Deloitte to provide advisory services related to technical accounting and internal controls. As part of such engagement, Deloitte provided oral advice and recommendations, including written comments on Company memorandums, for management’s consideration on the Company’s internal controls, policies and procedures, transaction documentation, and proposed accounting treatment of certain transactions that occurred during fiscal years ended June 30, 2023 and 2024. In June 2024, the Company re-engaged Deloitte to provide advisory services related to technical accounting and internal controls, and as part of such engagement, Deloitte provided management with permissible oral advice and recommendations regarding certain internal control related matters. On November 18, 2024, the Company and Deloitte agreed to terminate such engagement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Baker Tilly USA, LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2024

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary